UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

SURGEPAYS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett, TN 38133

(Address of principal executive offices)

(901) 302-9587

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On May 7, 2021, SurgePays, Inc., a Nevada corporation (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Blue Skies Connections, LLC, an Oklahoma limited liability company (the “Buyer”). Under the Stock Purchase Agreement, the Buyer agreed to purchase all of the issued and outstanding shares owned by the Company of the common stock, par value $0.001 per share (the “True Wireless Shares”), of True Wireless, Inc., an Oklahoma corporation (“True Wireless”). The Stock Purchase Agreement provides that the aggregate purchase price for the True Wireless Shares shall be the value of the specific known liabilities and debts assumed by the Buyer under the Stock Purchase Agreement (the “Assumed Liabilities). The aggregate amount of the Assumed Liabilities is equal to $2,408,873.04. This amount consists of a line of credit in the amount of $912,869.95, a Small Business Administration Loan in the amount of $153,898.16, a debt in the amount of $176,850.56 owed by True Wireless to the Company and other debts in the aggregate amount of $1,165,254.37 owed by True Wireless to various service providers.

Section 2.7 of the Stock Purchase Agreement provides that in the event the Buyer is unable to obtain the licenses, permits, consents, authorizations, orders and approvals from all Governmental Authorities (as defined in the Stock Purchase Agreement) that may be or become necessary or desirable to operate the business of True Wireless as intended by the Buyer, at any time after the closing of the transactions contemplated by the Stock Purchase Agreement, the Buyer shall have the right to exercise an option to compel the Company to repurchase the True Wireless Shares.

The foregoing description contains only a brief description of the material terms and does not purport to be a complete description of the rights and obligations of the parties to the Stock Purchase Agreement, and such description is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Stock Purchase Agreement is incorporated by reference into this Item 2.01.

The closing of the transactions contemplated pursuant to the Stock Purchase Agreement occurred on June 14, 2021.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1*	Stock Purchase Agreement, dated May 7, 2021, by and between SurgePays, Inc., a Nevada corporation and Blue Skies Connections, LLC, an Oklahoma limited liability company

* Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the SEC upon request any omitted information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGEPAYS, INC.

Dated: June 21, 2021	By:	/s/ Kevin Brian Cox
Kevin Brian Cox Chief Executive Officer

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